Exhibit 10.5

CONFIDENTIAL

        SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT

GUOJUN WANG
MING MA
SHUANGDA WANG
CAIQIN WANG
YANJIE LIU
DEJUAN ZHOU
YI TAN
JINGRU DU
ZHENG WANG
DALIAN VASTITUDE-MEDIA GROUP CO.,LTD.
DALIAN GUO-HENG MANAGEMENT AND CONSULTING CO., LTD.
AND
THE LOCAL MEDIA COMPANIES LISTED IN APPENDIX I

NOVEMBER 6, 2009

SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT

This SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT (this “AGREEMENT”) is entered into as of NOVEMBER 6, 2009 by and among the following Parties:

(1)           GUOJUN WANG
ADDRESS: Room 1-21-4 Building No.8, Changqing Street Zhongshan District Dalian City Liaoning
IDENTITY CARD NUMBER: 210204196402120092

(2)             ZHENG WANG
 ADDRESS: No. 4-3-7, Sanyuan Road, Xigang District, Dalian City, Liaoning
 IDENTITY CARD NUMBER: 210203197904175294

(3)            YI TAN
 ADDRESS: No.15-1-4-1, Fuguo Road, Shahekou District, Dalian City, Liaoning
 IDENTITY CARD NUMBER: 210211196510042160

(4)            YANJIE LIU
 ADDRESS: No. 3-5-1, No. 4 Hongye Plaza, Zhongshan District, Dalian City,  Liaoning
 IDENTITY CARD NUMBER: 210705196108148629

(5)            SHUANGDA WANG
 ADDRESS: No. 35, Jianye Road, Dalian City, Liaoning
 IDENTITY CARD NUMBER: 210203540829401

(6)            MING MA
 ADDRESS: Room 4-1-2, Chunhe Road, Zhongshan District, Dalian City,  Liaoning
 IDENTITY CARD NUMBER: 210204196602145809

(7)            JINGRU DU
 ADDRESS: No. 2-1, No. 12 Zhongjiaxiang, Zhongshan District, Dalian City,  Liaoning
 IDENTITY CARD NUMBER: 210204196406030035

(8)            DEJUAN ZHOU
 ADDRESS: No.73, Chengren Road, Dalian City, Liaoning
 IDENTITY CARD NUMBER: 210204550412102

(9)           CAIQIN WANG
ADDRESS: No. 2-4, No. 69 Wansui Road, Shahekou District, Dalian City, Liaoning
IDENTITY CARD NUMBER: 210204196207150042

(10)         LEGAL REPRESENTATIVE: MING MA
DALIAN VASTITUDE MEDIA GROUP CO.,LTD. (hereinafter "V-MEDIA)
REGISTERED ADDRESS: No.68 Renmin Road, Zhongshan District, Dalian

(11)         DALIAN GUO-HENG MANAGEMENT & CONSULTATING CO.,LTD.( "GUO-HENG")
REGISTERED ADDRESS: Villa No.20, ShaBao Village ChangXingDao Street Office Dalian city, Dalian City, Liaoning

(12)         THE COMPANIES LISTED IN APPENDIX I TO THE AGREEMENT (EXCEPT V-MEDIA).

(The above parties shall hereinafter be individually referred to as a “PARTY” and collectively, “PARTIES”. Guojun Wang, Zheng Wang, Yi Tan, Yanjie Liu, Shuangda Wang, Ming Ma, Jingru Du, Dejuan Zhou and Caiqin Wang shall hereinafter be individually referred to as a “PERSONAL SHAREHOLDER” and collectively, “PERSONAL SHAREHOLDERS”, Personal Shareholders and V-Media shall hereinafter be individually referred to as a “SHAREHOLDER” and collectively, “SHAREHOLDERS”.)

WHEREAS:
1.           Caiqin Wang and V-Media are the enrolled shareholders of the Dalian Vastitude Engineering & Design Co., Ltd listed in Appendix I，legally holding mojority of equity of the Dalian Vastitude Engineering &Design Co., Ltd as of the execution date of this Agreement;

2.           V-Media is the enrolled shareholder of the companies listed in Appendix I ，Appendix I attached hereto, legally holding all or the majority equity of such companies  as of the execution date of this Agreement;

3.           Guojun Wang, Ming Ma, Shuangda Wang, Caiqin Wang, Yanjie Liu, Dejuan Zhou, Yi Tan, Jingru Du and Zheng Wang are the enrolled shareholders of V-Media, legally holding all the equity in V-Media, of which Guojun Wang holding 51.75% interest,  Ming Ma  holding 24.5%,  Shuangda wang holding 3%, Caiqin Wang holding 2.75%, Yanjie Liu holding 5%, Dejuan Zhouholding 5%, Yi Tan holding3%, Jingru Duholding 2%, Zheng Wang holding 3%.

4.           The Shareholders intend to severally entrust the individual designated by Guo-Heng with the exercises of their voting rights in Target Company (as defined below) while Guo-Heng is willing to designate such an individual.

The Parties hereby have reached the following agreement upon friendly consultations:

ARTICLE 1  VOTING RIGHTS ENTRUSTMENT

1.1           Under this Agreement, “TARGET COMPANY” shall mean, Guojun Wang, Ming Ma, Shuangda Wang, Caiqin Wang, Yanjie Liu, Dejuan Zhou, Yi Tan, Jingru Du and Zheng Wang, to V-Media; to Caixia Wang, V-Media and Dalian Vastitude Engineering & Design Co., Ltd; and to V-Media, any and all of the companies listed in Appendix I..

1.2           The Shareholders hereby irrevocably undertake to respectively sign the Entrustment Letter after execution of the Agreement to respectively entrust the personnel designated by Dalian Guo-Heng Management & Consulting Co.,Ltd then (“TRUSTEES”) to exercise the following rights enjoyed by them as shareholders of Target Company in accordance with the then effective articles of association of Target Company (collectively, the “ENTRUSTED RIGHTS”):

(1)           Proposing to convene and attending shareholders’ meetings of Target Company as proxy of the Shareholders according to the articles of association of Target Company;

(2)           Exercising voting rights as proxy of the Shareholders, on issues discussed and resolved by the shareholders’ meeting of Target Company, including but not limited to the appointment and election for the directors, general manager and other senior management personnel of Target Company.

The above authorization and entrustment is granted subject to the status of trustees as PRC citizens and the approval by Guo-Heng. Upon and only upon written notice of dismissing and replacing Trustee(s) given by Guo-Heng to the Shareholders, the Shareholders shall promptly entrust another PRC citizen then designated by Guo-Heng to exercise the above Entrusted Rights, and once new entrustment is made, the original entrustment shall be replaced; the Shareholders shall not cancel the authorization and entrustment of the Trustee(s) otherwise.

1.3           The Trustees shall perform the entrusted obligation within the scope of entrustment in due care and prudence and in compliance with laws; the Shareholders acknowledge and assume relevant liabilities for any legal consequences of the Trustees’ exercise of the foregoing Entrusted Rights.

1.4           The Shareholders hereby acknowledge that the Trustees are not required to seek advice from the Shareholders prior to their respective exercise of the foregoing Entrusted Rights. However, the Trustees shall inform the Shareholders in a timely manner of any resolution or proposal on convening interim shareholders’ meeting after such resolution or proposal is made.

ARTICLE 2  RIGHT TO INFORMATION

2.1           For the purpose of exercising the Entrusted Rights under this Agreement, the Trustees are entitled to know the information with regard to Target Company’s operation, business, clients, finance, staff, etc., and shall have access to relevant materials of Target Company. Target Company shall adequately cooperate with the Trustees in this regard.

ARTICLE 3 EXERCISE OF ENTRUSTED RIGHTS

3.1           The Shareholders will provide adequate assistance to the exercise of the Entrusted Rights by the Trustees, including execution of the resolutions of the shareholders’ meeting of Target Company or other pertinent legal documents made by the Trustee when necessary (e.g., when it is necessary for examination and approval of or registration or filing with governmental departments).

3.2           If at any time during the term of this Agreement, the entrustment or exercise of the Entrusted Rights under this Agreement is unenforceable for any reason except for default of any Shareholder or Target Company, the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

ARTICLE 4 EXEMPTION AND COMPENSATION
4.1           The Parties acknowledge that Guo-Heng shall not be requested to be liable for or compensate (monetary or otherwise) other Parties or any third party due to exercise of Entrusted Rights by the Trustees designated by Guo-Heng under this Agreement.

4.2           Target Company and the Shareholders agree to compensate Guo-Heng for and hold it harmless against all losses incurred or likely to be incurred by it due to exercise of the Entrusted Rights by the Trustees designated by Guo-Heng, including without limitation any loss resulting from any litigation, demand arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities.

However, the Shareholders and Target Company will not compensate for losses incurred due to wilful misconduct or gross negligence of Guo-Heng.

ARTICLE 5  REPRESENTATIONS AND WARRANTIES
5.1           Each of the Personal Shareholders hereby severally and jointly represents and warrants that:

5.1.1           Each of the Personal Shareholders is a PRC citizen with full capacity and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

5.1.2           Each of the Personal Shareholders has full right and authorization to execute and deliver this Agreement and other documents that are related to the transaction referred to herein and to be executed by them. They have full right and authorization with respect to consummate the transaction referred to herein.

5.1.3           This Agreement shall be executed and delivered by the Personal Shareholders lawfully and properly. This Agreement constitutes the legal and binding obligations on them and is enforceable on them in accordance with its terms and conditions hereof.

5.1.4           The Personal Shareholders are enrolled and legal shareholders of Target Company as of the effective date of this Agreement, and except the rights created by this Agreement, the Call Option Agreement entered into by Guo-Heng, Target Companies and them on NOVEMBER 6, 2009 (the “CALL OPTION AGREEMENT”), as well as the Equity Pledge Agreement entered into by Guo-Heng and Target Company and them on NOVEMBER 6, 2009, (the “EQUITY PLEDGE AGREEMENT”), there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

5.1.5           Considering the fact that according to Equity Pledge Agreement, considering the fact that Personal Shareholders will set aside all the equity interest held thereby in relevant Target Company as security to secure the performance by them of their obligations under the Call Option Agreement entered into between them respectively and Guo-Heng as of NOVEMBER 6, 2009, Personal Shareholders undertake to make full and due performance of the obligations under Call Option Agreement during the valid term of this Agreement, and they will not be in conflict with any stipulation under Call Option Agreement, which are likely to have impact on the exercise of he Entrusted Rights the Trustees under this Agreement.

5.1.6           Considering the facts that the Target Company entered into the Exclusive Agreement (the “SERVICE AGREEMENT”) on NOVEMBER 6, 2009 with Guo-Heng, the Call Option Agreement with Guo-Heng and the Shareholders on NOVEMBER 6, 2009, and that the Shareholders of Target Company will set aside all equity interest held thereby in Target Company as security to secure the performance of the contractual obligations under the above two agreements by Target Company, the Personal Shareholders undertake to, during the valid term of this Agreement, procure the full and due performance of Target Company of any and all its obligations under the Service Agreement, the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Exclusive Service Agreement, Call Option Agreement by Target Company.

5.2             Guo-Heng (excluding the person designated by it) hereby represents and warrants that:

5.2.1           it is a company with limited liability properly registered and legally existing under PRC laws, with an independent corporate legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.2.2           it has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.3             Target Company other than V-Media hereby in respect of themselves respectively represents and warrants that:

5.3.1           it is a company with limited liability properly registered and legally existing under PRC laws, with an independent legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.3.2           it has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.3.3           the Shareholders are enrolled shareholders as of the effective date of this Agreement, legally holding the equity interest in it set out in Appendix I. Except rights created by this Agreement, the Equity Pledge Agreement and the Call Option Agreement, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

5.3.4           Considering the fact that the Shareholders of Target Company will set aside all the equity interest held thereby in Target Company as security to secure the performance of the contractual obligations by Target Company under the Exclusive Service Agreement, the Call Option Agreement, Target Company undertakes to, during the valid term of this Agreement, make full and due performance of any and all obligations under the Exclusive Service Agreement, the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Exclusive Service Agreement, the Call Option Agreement by Target Company.

5.4             V-Media hereby in respect of itself represents and warrants that:

5.4.1           it is a company with limited liability properly registered and legally existing under PRC laws, with an independent legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.4.2           it has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.4.3           As of the effective date of this Agreement, Guojun Wang, Zheng Wang, Yi Tan, Yanjie Liu, Shuangda Wang, Ming Ma, Jingru Du, Dejuan Zhou and Caiqin Wang are enrolled shareholders, legally holding the equity interest in V-Media.  Except rights created by this Agreement, the Equity Pledge Agreement and the Call Option Agreement, in respect of V-Media, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of V-Media.

5.4.4           As of the effective date of this Agreement and in respect of Target Company in which it holds equity interest, it is enrolled shareholder. Except rights created by this Agreement, the Call Option Agreement and the Equity Pledge Agreement, there exists no third party right on the Entrusted Rights.  Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of Target Company.

5.4.5           Considering the fact that according to the Equity Pledge Agreement, it shall set aside all equity interest held thereby in relevant Target Company as security to secure the performance of its obligations under the Call Option Agreement. V-Media undertakes to make full and due performance of the Call Option Agreement during the valid term of this Agreement and that it will not be in conflict with any term under the Call Option Agreement, which may have impact on the exercie of the Entrusted Rights by the Trustees under this Agreement.

5.4.6           Considering the fact that according to the Equity Pledge Agreement, that Shareholders of Target Company will set aside all the equity interest held thereby in Target Company as security to secure the performance of the contractual obligations by Target Company under the Exclusive Service Agreement, Call Option Agreement, V-Media undertakes to, during the valid term of this Agreement, procure the full and due performance of any and all obligations under the Exclusive Service Agreement and Call Option Agreement by the Target Company in which it holds equity interest, and warrants that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to breaching the Exclusive Service Agreement, or Call Option Agreement by Target Company.

ARTICLE 6  TERM OF AGREEMENT
6.1           This Agreement takes effect from the date of due execution of all the Parties hereto, with the valid term of twenty (20) years, unless terminated in advance by written agreement of all the Parties or according to Article 8.1 of this Agreement. This Agreement shall automatically renew for another one (1) year when the term (whether original or extended, if applicable) of this Agreement is due, unless Guo-Heng gives a thirty-day notice in writing to the other Parties of the cancellation of such renewal.

6.2           In case that a Shareholder transfers all of the equity interest held by it in Target Company with prior consent of Guo-Heng, such Shareholder shall no longer be a Party to this Agreement whilst the obligations and commitments of the other Parties under this Agreement shall not be adversely affected thereby.

ARTICLE 7  NOTICE

7.1           Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

7.2           The abovementioned notice or other correspondences shall be deemed to have been delivered when (i) it is transmitted if transmitted by facsimile or telex, or (ii) it is delivered if delivered in person, or (iii) when five (5) days have elapsed after posting the same if posted by mail.

ARTICLE 8 DEFAULT LIABILITY

8.1           The Parties agree and confirm that, if any of the Parties (the “DEFAULTING PARTY”) breaches substantially any of the provisions herein or fails substantially to perform any of the obligations hereunder, such a breach or failure shall constitute a default under this Agreement (a “DEFAULT”).  In such event any of the other Parties without default (a “NON-DEFAULTING PARTY”) who incurs losses arising from such a Default shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of a Non-defaulting Party’s notifying the Defaulting Party in writing and requiring it to rectify the Default, then the relevant Non-defaulting Party shall be entitled to choose at its discretion to (1) terminate this Agreement and require the Defaulting Party to indemnify all damages, or (2) require specific performance by the Defaulting Party of this Agreement and indemnification against all damages.

8.2           Without limiting the generality of Article 8.1 above, any breach by any Shareholder of the Call Option Agreement or Equity Pledge Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; any breach by Target Company of the Exclusive Service Agreement or Call Option Agreement shall be deemed as having constituted the breach by Target Company of this Agreement.

8.3           The Parties agree and confirm, the Shareholders or Target Company shall not request the termination of this Agreement for whatsoever reason and under whatsoever circumstance, except otherwise stipulated by laws or this Agreement.

8.4           Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

ARTICLE 9 MISCELLANEOUS

9.1           This Agreement shall be prepared in Chinese language in sixteen (16) original copies, with each involved Party holding one (1) hereof.

9.2           The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by laws of the PRC.
9.3           Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Dalian in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

9.4           Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party’s exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

9.5           Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “PARTY’S RIGHTS”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

9.6           The titles of the Articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions

9.7           Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

9.8 Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

9.9           Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering that the rights and obligations of each Target Company and its Shareholders are independent and severable from each other, in case that the amendment or supplement to this Agreement is intended to have impact upon one of the Target Companies and its Shareholders, such amendment or supplement requires only the approval of Guo-Heng, the Target Company and its Shareholder while no consent is necessary from the other Target Companies and their Shareholders (to the extent that the amendment or supplement does not have impact upon such other Shareholders).

9.10         In respect of the Shareholder and Target Company, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from Guo-Heng; Guo-Heng shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholders.

9.11         This Agreement shall be binding on the legal successors of the Parties.

9.12          The rights and obligations of Target Companies are severable and independent, performance of this Agreement by any Shareholder and any Target Company shall not affect the performance by the other Shareholders and other Target Companies.

9.13          Notwithstanding any provision to the contrary in this Agreement, new companies other than the Target Companies and their shareholder(s) can be included as one party to this Agreement by signing the Acknowledgement Letter in the form of Appendix to this Agreement. The new companies shall enjoy the same rights and assume the same obligations as other Target Companies; the shareholder(s) of the new companies shall enjoy the same rights and assume obligations as the other Shareholders hereunder. Since the rights and obligations of the Target Company and its Shareholder(s) under the Agreement are severable and independent, the participation of the new target companies and their shareholders will not affect the rights and obligations of the original Target Company and its Shareholders, the participation of the new target companies only requires confirmation of Guo-Heng by signing. Each of the Target Companies hereby irrevocably and unconditionally agrees to the participation of the new companies and their shareholders, and further confirms that the shareholder(s) of any new target company can entrust the Trustees to exercise the voting rights according to the terms of this Agreement not necessarily with consent of the original Target Companies or their relevant Shareholder(s).

[The remainder of this page is left blank]

IN WITNESS HEREOF, the following Parties have caused this Shareholders’ Voting Rights Proxy Agreement to be executed as of the date first here above mentioned.

GUOJUN WANG

Signature by:  /s/ Guojun Wang

MING MA

Signature by:  /s/ Ming Ma

SHUANGDA WANG

Signature by:  /s/ Shuangda Wang

CAIQIN WANG

Signature by:  /s/ Caiqin Wang

YANJIE LIU

Signature by:  /s/ Yanjie Liu

DEJUAN ZHOU

Signature by:  /s/ Dejuan Zhou

YI TAN

Signature by:  /s/ Yi Tan

JINGRU DU

Signature by:  /s/ Jingru Du

JINGRU DU

Signature by:  /s/ Jingru Du

ZHENG WANG

Signature by:  /s/ Zheng Wang

DALIAN VASTITUDE MEDIA GROUP CO.,LTD. (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

DALIAN GUO-HENG MANAGEMENT AND CONSULTATION CO., LTD. (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

SHENYANG VASTITUDE MEDIA CO., LTD   (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

TIANJIN VASTITUDE AD MEDIA CO.,LTD (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

DALIAN VASTITUDE ENGINEERING & DESIGN CO., LTD (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

DALIAN VASTITUDE &MODERN TRANSIT MEDIA CO., LTD (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

DALIAN VASTITUDE NETWORK TECHNOLOGY CO., LTD (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

APPENDIX I

BASIC INFORMATION OF OTHER TARGET COMPANY WHICH V-MEDIA HOLDS THE EQUITY

COMPANY NAME	REGISTERED ADDRESS	REGISTERED CAPITAL	LEGAL REPRESENTATIVE	EQUITY STRUCTURE
Shenyang Vastitude Media Co., Ltd	No.5B-2-1, No.136,Huigong Road, Shenhe District, Shenyang, Liaoning	RMB 3,000,000	Guojun Wang	Dalian Vastitude Media Group Co., Ltd. 100%
Tianjin Vastitude AD Media Co.,Ltd	No. 1-2-1217, Chengjijimao Centre, East-North Cross Corner of Xian Road and Changsha Road, Heping District, Tianjing	RMB 1,000,000	Hongwen Liu	Dalian Vastitude Media Group Co., Ltd. 100%
Dalian Vastitude Engineering & Design Co., Ltd	No. 7, Floor 8, No.68 Renmin Road, Zhongshan District, Dalian City, Liaoning	RMB 3,000,000	Caiqin Wang	Dalian Vastitude Media Group Co., Ltd. 83.3%, Caiqin Wang 13.3%, Hongwei Sun 3.4%
Dalian Vastitude & Modern Transit Media Co., Ltd	No.401, Administrative Office, Huayuan Industrial Zone, Dalian, Liaoning	RMB 4,000,000	Guojun Wang	Dalian Vastitude Media Group Co., Ltd 70%, Dalian Modern Transit Media Co., Ltd 30%
Dalian Vastitude Network Technology Co., Ltd	No.1-3 Room, 22#, No.541 Huangpu Road, Dalian New Technology and Industry Development Zone	RMB 1,000,000	Hong Zhu	Dalian Vastitude Media Group Co., Ltd 60%, Dalian Chengshu Technology Co.,Ltd 40%

APPENDIX II
ACKNOWLEDGEMENT LETTER

      [-] (identity card number: ____________________)/[-] limited liability company (registered address: ____________________)("PARTICIPATING SHAREHOLDER") and [-] limited liability company (registered address: ____________________) ("PARTICIPATING TARGET COMPANY") hereby agree to participate each as an independent contract party in the Shareholders' Voting Rights Proxy Agreement dated NOVEMBER 6, 2009 among Guo-Heng (Dalian) Co., Ltd. and other relevant parties ("PROXY AGREEMENT"). Participating Shareholder and Participated Target Company agree to entrust the Trustees designated by Guo-Heng to exercise the voting rights in Participating Target Company in respect of [ ]% of the equity interest in the registered capital of Participating Target Company held by the Participating Shareholder as of the date of the Acknowledgement Letter, on behalf of Participating Shareholder.
      Once this Acknowledgement Letter is executed by the Participating Shareholder and Participating Target Company, Participating Shareholder and Participated Target Company shall be deemed to have made the same undertakings and warranties with those of the Shareholders and Target Companies under the Proxy Agreement, agreed to respectively perform the obligations of the Shareholders and Target Companies stipulated in the Proxy Agreement, and acknowledged the rights and obligations of the Parties under the Proxy Agreement.

[EXECUTION PAGE]
[NAME OF PARTICIPATING SHAREHOLDERS]

(Company chop)

Signature by : _____________
Name:
Position: Authorized Representative]

[NAME OF PARTICIPATING TARGET COMPANY]
(Company chop)

Signature by : _____________
Name:
Position: Authorized Representative

DALIAN GUO-HENG MANAGEMENT & CONSULTITION CO., LTD

(Company chop)

Signature by : _____________
Name:
Position: Authorized Representative